Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2015
Property and Equipment

The following table summarizes property and equipment by categories as of:

	Year Ended December 31,
	2014	2015
Computer equipment	$34,935	$44,850
Office furniture and equipment	3,947	4,466
Vehicles	1,534	987
Leasehold improvements	5,244	7,562

Total property and equipment	45,660	57,865
Less: accumulated depreciation	(27,660)	(34,357)

Total property and equipment, net	$18,000	$23,508